Schedule I - Condensed Financial Information of PYXIS TANKERS INC. (Parent Company Only) (Details Narrative) - Sixthone And Seventhone Corp [Member] - Pyxis Delta And Pyxis Theta Vessels [Member] - Loan Agreement Dated October 12, 2012 [Member] - USD ($)
$ in Thousands
	Dec. 31, 2019	Dec. 31, 2018
Maximum required leverage ratio	65.00%
Actual leverage ratio	68.00%	68.00%
Difference between actual ratio and required threshold	3.00%	3.00%
Aggregate Restricted Net assets	$ 26,600